Exhibit 10.2 - Series B Convertible Debenture to Vicis Capital Master Fund dated May 6, 2005.


THIS SERIES B CONVERTIBLE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL MEDIA TELEVISION, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                         MEDICAL MEDIA TELEVISION, INC.

                         SERIES B CONVERTIBLE DEBENTURE
                         ------------------------------


U.S. $250,000                                                 New York, New York
No. 05-0605B                                                         May 6, 2005


            FOR VALUE RECEIVED, the undersigned, Medical Media Television, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of VICIS CAPITAL MASTER FUND or any future permitted holder of this promissory Debenture (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Two Hundred Fifty Thousand Dollars (U.S. $250,000), or such other amount as may be outstanding hereunder, together with any accrued but unpaid interest, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Series B Convertible Debenture (the "Debenture").

            1. Principal Payment; Interest Payment; Subordination.

                  (a) The Company shall repay in full the entire principal balance then outstanding under this Debenture plus any accrued but unpaid interest on the first to occur (the "Maturity Date") of: (i) May 5, 2007, or as it may be extended pursuant to the terms hereof, or (ii) the acceleration of the obligations as contemplated by this Debenture.

                  (b) The Debenture shall bear interest at a rate of 15% per annum. Interest shall be payable semi-annually in cash or registered Common Stock at a ten percent (10%) discount to the Market Price; or in kind, but only if the stock price is above two dollars and 40/100 ($2.40) on the five trading days immediately prior to the 20th day preceding the payment date. The Market Price shall be set at the average five-day Volume Weighted Average Closing Price ("VWAP") of the Company's Common Stock for the five (5) trading days prior to the payment date.

                  (c) The Principal amount of the Debenture plus any accrued but unpaid interest will be automatically converted on the Maturity Date. Conversion may occur prior to the Maturity Date, at the option of the holder, any time after the Securities and Exchange Commission declared the Company's Form SB-2 registration statement effective (the "Conversion Date"). The Debentures shall be convertible into Common Stock of the Company at the Fixed Conversion Price. The Fixed Conversion Price shall be $2.40.

                  (d) Except as otherwise provided in this Section 1, all payments due under this Debenture shall be subordinated and made junior, in all respects to the payment in full of all principal, all interest accrued thereon and all other amounts due on the indebtedness outstanding under the Senior Convertible Promissory Notes issued by the Company on March 10, 2003, May 28, 2003, June 6, 2003 and July 1, 2003 to Pet Edge, LLC ("Pet Edge") in the aggregate principal amount of $1,375,000 (the "Pet Edge Indebtedness"). Until the Pet Edge Indebtedness shall have been paid in full, the Company shall not make, and the Payee shall not receive or retain any payment in respect of principal on this Debenture prior to the Maturity Date, and any such payment by the Company to Payee shall be turned over by Payee to Pet Edge, regardless of whether the Pet Edge Indebtedness is then due, except that the Company may make interest payments in cash to the Payee and issue equity securities of the Company or shares of Common Stock (as defined below) in accordance with Section 2 below. The Company shall not make any cash payments to the Payee under this Debenture prior to the Maturity Date, other than the interest payments hereunder, nor grant any security for the payment thereof without the prior written consent of Pet Edge. This provision as to subordination is written and is intended for the benefit of Pet Edge. This Debenture shall be senior to all other indebtedness of the Company other than the Pet Edge Indebtedness.

            2. Conversion Option; Issuance of Certificates.

                  (a) At the Maturity Date, the outstanding principal amount of this Debenture plus any accrued but unpaid interest shall be due and payable in cash; provided, however, the Payee shall have the sole option to convert on the Maturity Date the outstanding principal amount of this Debenture plus any accrued but unpaid interest into such number of shares of Common Stock of the Company, par value $.0005 per share (the "Common Stock"), equal to the principal amount of this Debenture plus any accrued but unpaid interest being converted divided by the Fixed Conversion Price. For purposes of this Debenture, "Fixed Conversion Price" shall be $2.40. The Fixed Conversion Price shall be subject to adjustment pursuant to Section 4 hereof. Upon conversion of this Debenture into shares of Common Stock, the outstanding principal amount of this Debenture, together with any accrued but unpaid interest, shall be deemed to be the consideration for the Payee's interest in such shares of Common Stock.

                  (b) In the  event  that  the  Payee  elects  to  convert  this
Debenture into shares of Common Stock on the Maturity Date, the Company shall, not later than five (5) days after the conversion of this Debenture, issue and deliver to the Payee by express courier a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of this Debenture.

            3. Ownership Cap and Certain Exercise Restrictions.

                  (a) Notwithstanding anything to the contrary set forth in this Debenture, at no time may a Holder of this Debenture convert this Debenture if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Debenture providing the Company with sixty-one (61) days notice (pursuant to Section 13 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 3(a) with regard to any or all shares of Common Stock issuable upon exercise of this Debenture, this Section 3(a) will be of no force or effect with regard to all or a portion of the Debenture referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Debenture.


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

                  (b) The Holder may not convert this Debenture hereunder to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debenture held by the Holder after application of this Section; provided, however, that upon a holder of this Debenture providing the Company with a Waiver Notice that such holder would like to waive this Section 3(b) with regard to any or all shares of Common Stock issuable upon conversion of this Debenture, this Section 3(b) shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Debenture.

            4. Adjustment of Fixed Conversion Price.

                  (a) The Fixed Conversion Price shall be subject to adjustment from time to time as follows:

                        (i) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof, effect a stock split of the outstanding Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof, combine the outstanding shares of Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 4(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                        (ii) Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Fixed Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the applicable Fixed Conversion Price then in effect by a fraction:

                              (1) the  numerator  of which  shall  be the  total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                              (2) the  denominator  of which  shall be the total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                        (iii) Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Fixed Conversion Price shall be made and provision shall be made (by adjustments of the Fixed Conversion Price or otherwise) so that the holder of this Debenture shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had this Debenture been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this section with respect to the rights of the holder of this Debenture.

                        (iv) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Company, shall, at any time, from time to time, issue or sell any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock to a third party for a consideration per share less than the Fixed Conversion Price then in effect immediately prior to the time of such issue or sale, then, forthwith upon such issuance or sale, the Fixed Conversion Price then in effect for this Debenture shall be reduced to a price equal to the consideration per share paid for such securities.

                  (b) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Debenture pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                  (c) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. In lieu of any fractional shares to which the Payee would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the closing bid prices of its Common Stock for the five (5) consecutive trading days immediately preceding the date of conversion of this Debenture.

                  (d) Reservation of Common Stock. The Company shall at all times when this Debenture shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture.

                  (e) Registration Rights. Within one-hundred twenty (120) days from the Closing, the Company shall file a Registration Statement on Form SB-2 (or an alternative available form) covering the underlying equity position of the Holder of the Debenture, and the Company will keep said Registration Statement effective for a period of three years, subject to customary carve-outs.

            5. Common Stock Purchase Warrants.

                  (a) Series D Warrants: The Holder shall be issued Series D Common Stock Purchase Warrants (the "Series D Warrants") in an amount equal to 100% of the number of Common Shares underlying the Debenture based on the Fixed Conversion Price. The Series D Warrants shall have a term of ten (10) years from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Fixed Conversion Price.

                  (b) Series E Warrants: The Holder shall be issued Series E Common Stock Purchase Warrants (the "Series E Warrants") in an amount equal to 100% of the number of Common Shares underlying the Debenture based on the Fixed Conversion Price. The Series E Warrants shall have a term of five (5) years from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Fixed Conversion Price.

                  (c) Series F Warrants: The Holder shall be issued Series F Common Stock Purchase Warrants (the "Series F Warrants") in an amount equal to 100% of the number of Common Shares underlying the Debenture based on the Fixed Conversion Price. The Series F Warrants shall have a term of one (1) year from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Fixed Conversion Price. Should the Company's Registration Statement not be declared effective within two hundred and seventy (270) days from the date of this Debenture, then the Series F Warrants may be exercised on a cashless basis.

            6. No Rights as Shareholder. Nothing contained in this Debenture shall be construed as conferring upon the Payee, prior to the conversion of this Debenture, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any other rights as a shareholder of the Company.

            7. Registration. The Company shall file a Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Common Shares due upon conversion of the Debenture and the underlying shares of the Series D, E, and F Common Stock Purchase Warrants no later than thirty (30) days after the Closing, and will use its best efforts to have the Registration Statement declared effective within ninety (90) days after the Closing.

            8. Liquidated Damages. In the event the Registration Statement has not been declared effective within one hundred and twenty (120) days of the Closing, for the thirty (30) day period beginning ninety (90) days after the Closing, the Company shall pay to the Holder liquidated damages equal to two percent (2%) of the amount invested and shall pay to the Holder liquidated damages equal to one percent (1%) of the amount invested for each subsequent 30-day period. If the Registration Statement has not been declared effective within two hundred and seventy (270) days, then the Series F Warrants may be exercised on a cashless basis.

            9. Right of Offer. Subject to the right of first offer held by Pet Edge, LLC, for any equity or equity linked private financing consummated within 12 months after the Closing, the Holder shall have the right of offer to purchase all or part of the private financing. The Holder shall have ten (10) trading days to respond. A carve out of this provision will be granted to the Company for the issuance of stock for situations involving strategic partnerships, acquisition candidates and public offerings.

            10. Most Favored Nations Exchange. For the twenty-four (24) month period after the Closing, if the Company consummates a private equity or equity-linked financing (the "New Financing"), the Holder may exchange the Debenture at one hundred twenty-five percent (125%) its Stated Value for the securities in the New Financing.

            11. Change of Control. In the event of a change of control transaction, (third party acquiring greater than 50% in voting rights in one or a series of related transaction) the Holder may elect to have the Debenture redeemed by the Company at its Face Value plus all accrued interest. The Company shall satisfy the redemption request in cash or common shares at the Company's option.

            12. Use of Proceeds of Debenture. The Company agrees that the proceeds derived from the Debenture shall be used for general corporate purposes including growth and capital initiatives and that no proceeds shall be used to pay accrued compensation.

            13. Investment Banking Fee. At Closing, the Investment Banking Firm of Midtown Partners & Co. LLC will be entitled to an investment banking fee of 20,000 Series D Warrants with an exercise price of $2.40 per share.

            14. Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Florida, such payment may be due on the next succeeding business day.

            15. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

                  (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

                  (b) This Debenture has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Debenture and to perform its obligations hereunder.

                  (c) The execution, delivery and performance of this Debenture will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

                  (d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Debenture.

            16. Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Debenture:

                  (a) the Company shall fail to make the payment of any amount of any principal outstanding on the date such payment shall become due and payable hereunder; or

                  (b) the Company shall fail to make interest payments on the date such payments shall become due and payable hereunder; or


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

                  (c) any representation, warranty or certification made by the Company herein, or in any certificate or financial statement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

                  (d) the holder of any indebtedness of the Company or any of its subsidiaries shall accelerate any payment of any amount or amounts of principal or interest on any indebtedness (the "Indebtedness") (other than the Indebtedness hereunder) prior to its stated maturity or payment date the aggregate principal amount of which Indebtedness of all such persons is in excess of $100,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within ten (10) business days of such acceleration; or

                  (e) A judgment or order for the payment of money shall be rendered against the Company or any of its subsidiaries in excess of $100,000 in the aggregate (net of any applicable insurance coverage) for all such judgments or orders against all such persons (treating any deductibles, self insurance or retention as not so covered) that shall not be discharged, and all such judgments and orders remain outstanding, and there shall be any period of sixty
(60) consecutive days following entry of the judgment or order in excess of $500,000 or the judgment or order which causes the aggregate amount described above to exceed $500,000 during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction
(foreign or domestic), or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                  (g) a proceeding or case shall be commenced in respect of the Company or any of its subsidiaries without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of thirty (30) consecutive days; or

                  (h) failure by the Company to issue the Conversion Shares or notice from the Company to the Payee, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of this Debenture into shares of Common Stock.

            17. Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Debenture may at any time at its option, (a) declare the entire unpaid principal balance of this Debenture, together with all accrued but unpaid interest, due and payable, and thereupon, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in Sections 16(f) and (g), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company, the outstanding principal balance and any accrued but unpaid interest shall be automatically due and payable; or (b) exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Debenture or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding the foregoing, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of Common Stock in the amounts described herein.

            18. Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Payee with respect to the loss, theft or destruction of this Debenture (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Debenture, upon surrender and cancellation of such Debenture, the Company shall issue a new Debenture, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Debenture.

            19. Parties in Interest, Transferability. This Debenture shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Debenture may be transferred or sold, subject to the provisions of
Section 19 of this Debenture, or pledged, hypothecated or otherwise granted as security by the Payee.

            20. Amendments. This Debenture may not be modified or amended in any manner except in writing executed by the Company and the Payee.

            21. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Payee at least thirty (30) days prior to the date on which the Company closes its books and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Payee at least twenty (20) days prior to the date on which dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Payee prior to such information being made known to the public.

      Address of the Payee:   Vicis Capital Master Fund
                              25 East 78th Street
                              New York, New York 10021

                              Attention:  Shad Stastney
                              Tel. No.: (212) 452-9000
                              Fax No.: (212) 988-3835

      Address of the Company: Medical Media Television, Inc.
                              8406 Benjamin Road, Suite C
                              Tampa, Florida 33634
                              Attention: Philip M. Cohen, President, CEO
                              Tel. No.: (813) 888-7330
                              Fax No.:  (813) 888-7375

      with a copy to:         Bush Ross Gardner Warren & Rudy, PA
                              Attn:  John N. Giordano
                              220 S. Franklin St.
                              Tampa, FL  33601
                              Tel. No.:  (813) 224-9255
                              Fax No.:  (813) 223-9620

            22. Governing Law. This Debenture shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the choice of law provisions. This Debenture shall not be interpreted or construed with any presumption against the party causing this Debenture to be drafted.

            23. Headings. Article and section headings in this Debenture are included herein for purposes of convenience of reference only and shall not constitute a part of this Debenture for any other purpose.

            24. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Debenture. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Payee and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

            25. Failure or Indulgence Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

            26. Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of this Debenture, including, without limitation, reasonable attorneys' fees and expenses.

            27. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

            28. Compliance with Securities Laws. The Payee of this Debenture acknowledges that this Debenture is being acquired solely for the Payee's own account and not as a nominee for any other party, and for investment, and that the Payee shall not offer, sell or otherwise dispose of this Debenture other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Debenture and any Debenture issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

      "THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL MEDIA TELEVISION, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

            29. Severability. The provisions of this Debenture are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Debenture in any jurisdiction.

            30. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in Central Florida and the courts of the State of Florida located in Hillsborough County for the purposes of any suit, action or proceeding arising out of or relating to this Debenture and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth herein and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 29 shall affect or limit any right to serve process in any other manner permitted by law.

            31. Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Debenture, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Company liable for the payment of this Debenture, AND DO HEREBY WAIVE TRIAL BY JURY.

                  (a) No delay or omission on the part of the Payee in exercising its rights under this Debenture, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

                  (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS DEBENTURE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

            IN WITNESS WHEREOF, the Company has executed and delivered this Debenture as of the date first written above.

                                    MEDICAL MEDIA TELEVISION, INC.


                                    By: /s/ Philip M. Cohen
                                       -----------------------------------------
                                       Philip M. Cohen
                                       President and Chief Executive Officer